Exhibit 99.1

PROJECTROLEX February 2019 Strictly Confidential

Legal Disclaimer This presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of Neiman Marcus Group LTD LLC (“Neiman Marcus”, “NMG” or the “Company”). By accepting this document, the recipient expressly agrees: (i) to maintain the confidentiality of the material and information herein and (ii) to abide by the other conditions and caveats set forth below. Recipient also agrees that it will use any such material and information in accordance with its compliance policies, contractual obligations (including existing non-disclosure agreements) and applicable law, including federal and state securities laws. This presentation has been prepared by the Company. The information contained in this presentation is for information purposes only. The material and information herein is not to be shared with any other parties. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of Neiman Marcus, its directors, officers, shareholders, advisors, employees or agents, nor any other person (including any member of Ares Management LLC and the Canada Pension Plan Investment Board or their respective affiliates) accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation. Each lender who receives this information acknowledges and agrees that it is going to perform its own investigation regarding any credit decision and affirmatively disclaims reliance on any information, representation or warranties other than those specifically set forth in the relevant credit agreements. The historical and projected financial information in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles (GAAP). We believe these non-GAAP financial measures are measures commonly used by analysts and investors to evaluate the performance of companies in our industry. Non-GAAP financial measures have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for analysis of, our results as reported under GAAP. Non-GAAP financial measures should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly titled measures reported by other companies. This presentation includes “forward-looking statements” that reflect Neiman Marcus’ current views and information currently available. This information is, where applicable, based on assumptions and analysis that Neiman Marcus believes, as of the date hereof, provide a reasonable basis for the data contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, "project", “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding Neiman Marcus’ plans, strategies, objectives, targets and projected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Neiman Marcus and its officers, employees, agents or associates. Actual results, performance or achievements could differ materially from, and may materially alter, any projections and forward-looking statements and the assumptions on which those forward statements are based. Other factors that may cause actual results to differ materially include those set forth in the reports that Neiman Marcus files from time to time with the Securities and Exchange Commission (SEC), including Neiman Marcus’ annual report on Form 10-K for the fiscal year ended July 28, 2018, quarterly and current reports on Form 10-Q and 8-K and other reports filed with the SEC. You should understand that these statements are not guarantees of future performance or results and readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information herein speaks only as of (1) the date hereof, in the case of information about Neiman Marcus, or (2) the date of such information, in the case of information from persons other than Neiman Marcus. Neiman Marcus undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Neiman Marcus undertakes no duty to update or revise the information contained herein, publicly or otherwise. Forecasts and estimates regarding Neiman Marcus’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Forecasts, projections and other forward looking information are inherently uncertain and subject to numerous variables and assumptions, many of which are outside of the control of Neiman Marcus and its representatives. Accordingly, none of Neiman Marcus or any other person makes any representation, warranty or guarantee with respect to such forecasts or projections or any other information provided herein. Certain market data information in this presentation is based on management’s estimates. Neiman Marcus obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Neiman Marcus believes its estimates to be reasonably accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the m ethod by which Neiman Marcus obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. This presentation may contain descriptions or summaries of certain documents and agreements, but such descriptions or summaries are qualified in their entirety by reference to the actual documents or agreements. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion or amendment without notice. This document contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Basis of presentation Our fiscal year ends on the Saturday closest to July 31. Like many other retailers, we follow a 4-5-4 reporting calendar, which means that each fiscal quarter consists of 13 weeks divided into periods of four weeks, five weeks and four weeks. All references to Fiscal 2018 relate to the 52 weeks ended July 28, 2018, all references to Fiscal 2017 relate to the 52 weeks ended July 29, 2017, all references to Fiscal 2016 relate to the 52 weeks ended July 30, 2016, all references to Fiscal 2015 relate to the 52 weeks ended August 1, 2015 and all references to Fiscal 2014 relate to the 52 weeks ended August 2, 2014. The differing length of certain fiscal years may affect the comparability of certain data provided in this presentation. All figures in presentation exclude the results of the MyTheresa business. 2 Highly Confidential

Ignite to Win Update 3

NMG Is Deliberately Managing “Ignite to Win” Across Three Horizons Stabilize Impact: FY’19 – FY’20 Optimize Amplify pockets of existing demand growth Free up cash with cost-out efforts Drive efforts that will deliver run-rate benefits Create financial flexibility to refresh programs and fund growth Impact: FY’20 – FY’21 Transform Increase demand and loyalty with target customer segments Augment and transform the customer experience Optimize the selling model Gain share and stickiness Impact: FY’20 and Beyond Expand relationships through creating a customer-centric luxury platform Create demand for new experiences, service, or distribution channels Leverage assets to expand business model Agile test and learn approach to predict performance and maximize returns 4 Highly Confidential

NEW LEADERSHIP: Proven Track Record in Driving Transformation

Geoffroy van Raemdonck, CEO, NMG
since February 12, 2018



Extensive background in luxury fashion and retail:
- Group President Europe, Middle East, Africa at Ralph Lauren
- CEO at St. John Knits
- President South Europe at Louis Vuitton
- Executive roles at L Brands

Adam Orvos, CFO/COO, NMG
since April 25, 2018



Extensive background in finance, operations and department stores:
- CEO and EVP of Retail at Total Wine & More
- CFO at Belk Department Stores
- CFO at Foley's (May Dept Stores)

Darcy Penick, President, Bergdorf Goodman
since September 4, 2018



Extensive background in digital, merchandising and retail:
- CEO at ShopBop
- CMO at ShopBop
- Merchandising at Bergdorf Goodman, Neiman Marcus, and Saks

Carrie Tharp, Chief Digital Officer, NMG
promoted on September 18, 2018



Extensive background in marketing, customer insights, strategy, digital commerce and consulting:
- SVP, CMO at Neiman Marcus Group, October 2016
- SVP, CMO & Head of eCommerce at Fossil Group
- VP, Strategy, Insights & Innovation at Travelocity
- VP, Strategy at Dean Foods
- Consultant at Bain & Company

Katie Mullen, Chief Transformation Officer, NMG
since October 22, 2018



Former consulting executive with extensive experience in apparel, retail and organizational transformation
- Partner and Managing Director at BCG
- Deeply experienced across retail value drivers: growth, distribution/ channel strategy, business model innovation, omni channel experiences, consumer insights, loyalty, large scale change and salesforce effectiveness

Highly Confidential
Neiman Marcus Group
5

NEW LEADERSHIP: Proven Track Record in Driving Innovative Customer Experience

David Goubert, EVP, Stores and Retail Experience, Neiman Marcus Brand *since February 4, 2019*



Extensive background in luxury fashion, stores and customer experience:

- SVP, Luxury Cruises Retail & Asia Office at Starboard Cruise Services
- SVP, South, Mexico & Caribbean at Louis Vuitton
- SVP, Southern Region at Louis Vuitton
- VP, Stores at Louis Vuitton

Matt Marcotte, COO, Bergdorf Goodman *since January 14, 2019*



Extensive background in operations, customer experience, and transformation

- EVP and Head of Global Direct to Consumer at Tory Burch
- MD of Retail North America at Apple
- VP at Gap

Ginger Mollo, SVP, Retail Experience – West Coast, Neiman Marcus Brand *since February 4, 2019*



Extensive background in operations, stores and learning & development:

- Senior Director of Learning & Development, Apple Operations at Apple
- Senior Director of Global Retail Training at Apple

Stefanie Tsen, SVP Omnichannel Customer Experience, NMG *since October 1, 2018*



Extensive background in innovation, customer experience and omnichannel:

- VP / GM, Studios and Omnichannel Services at Sephora
- VP / GM, Head of Canada at Louis Vuitton

Highly Confidential Neiman Marcus Group 6

PRIORITIES: Our Optimize Initiatives Designed to Drive to $5B+ in Total Sales and $700M+ in Adjusted EBITDA within 5 Years

To Know You, to Move You, to Ignite Your Extraordinary Life.

Be the Destination of the Most Engaged and Loyal Luxury Customers

PILLARS

1 Deepen Our Customer Relationships

- *Create more relevant two-way communications with more customers through personalized promotions and content powered by analytics / AI*

Run Rate Revenue: ~$157M
Run Rate EBITDA: ~$36M

2 Build Seamless Experiences

- *Extend our focus beyond the transaction to experiences, wherever our customer wants to shop*

Run Rate Revenue: ~$462M
Run Rate EBITDA: ~$142M

3 Create the Magic

- *Connect emotionally with our customers through our brand story, exceptional and unique luxury merchandise, relevant service model and store of the future*

Run Rate Revenue: ~$237M
Run Rate EBITDA: ~$83M

ENABLERS

Invest in Growth

- *Fund growth and strengthen cost excellence*

Run Rate Revenue: ~ -$43M *Run Rate EBITDA: ~$44M*

Accelerate innovation and performance culture

- *Ignite performance culture, increase our speed and agility*

Run Rate Revenue: ~$28M *Run Rate EBITDA: ~$35M*

Note: Capex spend related to the "Ignite to Win" initiatives projected to be ~$85 million from FY'19 to FY'21.

Highly Confidential
Neiman Marcus Group 7

PROCESS: Optimize is Supported by a Rigorous, Agile Governance Model VALIDATION TESTING & PROOF OF CONCEPT TRACKING NMG has engaged industry experts to pressure test and support detailed planning, including NMG continues to utilize rigorous testing methodologies “Ignite to Win” governed by activist PMO to ensure target delivery, using proven processes/ tools to track performance, allocate resources and help identify issues early Continue use of rapid test & learn cycles for digital-centric initiatives Blue chip consulting firms Building agile testing team Technology specialists As part of “Ignite to Win” we have launched complete concepts into the market to assess customer response Luxury brand experts PMO tracking tools 8 Highly Confidential

EXECUTION: NMG Has Focused Resources on the Most Impactful Initiatives Showing a Clear Line of Sight to More Value Significant progress on all 6 initiatives Early and sizeable wins secured Roadmaps developed with industry experts Execution teams fully in place Agile testing underway of targeted EBITDA >50% improvement in FY23 9 Highly Confidential 20+ other initiatives will drive value in subsequent waves of execution

Six Months into “Ignite to Win”, We Identified Five Key Insights With greater confidence in the value creation potential of some initiatives, we have further refined and focused 1 Focus frees up people to work on Stabilize, given the challenging business environment The work on Optimize gives more strategic lens on anything we do in Stabilize 2 We are moving to accelerate those Optimize initiatives that deliver customer experience benefits earlier Original Ignite ramp up led with self-funding initiatives and customer experience impact was delayed until FY20 3 We are continuously refining our self-funding approach based on the capability needs to drive Optimize We aim to operate the base business with a turnaround mindset Financial Flexibility team is monitoring the sources and uses of funds closely to ensure we are prepared 4 We are opportunistically evaluating pulling forward Transformation initiatives with limited impact to base business teams as a mechanism to increase speed We had always anticipated a set of initiatives to drive Transformation outside base business 5 We have line of sight into more value from top initiatives than we thought 10 Highly Confidential

NMG Has Increasing Confidence after the First Six Months of “Ignite to Win” Stabilize Impact: FY’19 – FY’20 Optimize Impact: FY’20 – FY’21 Transform NMG has steadily stabilized the business over 6 consecutive quarters of positive comps. Impact: FY’20 and Beyond NMG resources are focused on 6 priority initiatives worth >50% of targeted EBITDA improvement in FY23 Multiple walled-off Transform initiatives are kicked off and in evaluation. 11 Highly Confidential

MATERIALS PREPAREDFORCREDITORS

: The Finest Edit in Luxury Fashion Defining the Women’s Online Luxury Industry The Highest Quality Business Model in Online Luxury Our Positioning • Unique curation of the most sought-after luxury products MyTheresa has the most consistent and highest quality business model in online luxury • The most prestigious online-focused partner to the world’s most exclusive luxury brands, amongst very few comparable offerings offline • Established global reach, with sales to over 140 countries and >80% of sales outside of Germany • Attractive and growing market positioning in the €16bn online ultra-luxury fashion segment which is expected to grow at 15.5% p.a. over the next 5 years Our Potential • Scalable, state-of-the-art technology platform and in-house infrastructure in place for future growth MyTheresa has the highest profitable growth potential in online luxury • Significantly profitable business model since inception with strong order economics & customers • Success in Womens is being replicated in select adjacencies with recent launch of Kidswear and imminent launch of Menswear • Highly experienced international management team 1 MyTheresa has deeply entrenched brand relationships, global reach, pioneering technological capabilities, and a highly scalable operational infrastructure in Numbers €303M GROUP REVENUE 28.5% CAGR FY16-18 200+ LUXURY BRANDS WITH CLEAR FOCUS ON ULTRA-LUXURY 177k NEW CUSTOMERS IN FY18 80% INTERNATIONAL ONLINE REVENUES (140 countries shipped to / 8 languages) YEAR 1 CUSTOMER PROFITABILITY ACROSS REGIONS 100% BRAND PARTNERS RETAINED SINCE INCEPTION 33% CAGR FY16-18 IN REVENUE FROM EXISTING CUSTOMERS(2) 13-20% CROSSOVER OF STYLES WITH COMPEITITORS(1) €632 STABLE AVERAGE ORDER VALUE FY16-18 8.1% EBITDA CAGR FY16-18 5.3% EBITDA MARGIN FY18 33 EXCLUSIVE CAPSULES & CAMPAIGNS IN THE LAST 18 MONTHS 26% OF REVENUES FROM TOP 3% CUSTOMERS Source: Company Information. 2 Note: 1 2 All figures are FY18, unless stated otherwise. Average % of styles crossover with Matches Fashion, SSENSE, YNAP. Based on gross revenues before returns.

: A Best-in-class Asset in Online Luxury of business model in online online ultra-luxury I Positioned in the mo attractive segment the luxury market: & ultra-luxury st T II he highest quality III Significant opportunity to continue to capture market share across geographies and categories

I MYTHERESA: Positioned in the Most Attractive Segment of the Luxury Industry: Online Luxury

Personal Luxury Market Shows Strong & Resilient Performance

Personal Luxury Fashion Market (€bn)[1]


+6.7%
+0.8%
+3.2%
+3.1%
137
156
160
176
187
2013A
2015A
2018E
2021F
2023F
CAGR

Significant Growth to Come to the Online Luxury Market Given Current Early Stage Penetration Rates

Online Luxury Fashion Market (€bn)


+16.1%
+8.0%
+14.1%
+17.4%
9
12
16
23
32
6.7%
8.0%
9.7%
13.2%
17.1%
2013A
2015A
2018E
2021F
2023F
CAGR
Online Penetration of Overall Market

Luxury Market Exhibits Significant Barriers to Entry & Resilience to Downturns

- The global luxury market exhibits significant barriers to entry, resilience to downturns, and is **expected to grow 3.2% p.a. over the next 5 years**
- The strength of the most notable luxury fashion brands will create a **'flight to quality'** phenomenon, further **positioning the market towards ultra-luxury** and providing a significant resilience to downturns with **the highest rated brands being preferred by consumers**

Online Luxury Market Expected to Double in Size

- The general online shift and growing wealth continue to drive the **growth in online luxury fashion**, with **Online Penetration** expected to go **from 9.7% to 17.1%** between 2018E-23F
- **Favorable generational shift**, as the 'selfie generation' shows **higher propensity to buy luxury fashion online**
- **MyTheresa has consistently gained market share at the fastest pace** among competitors, with sizeable headroom to continue to grow

1 Includes apparel, footwear, accessories (e.g. bags, small leather goods, custom jewelry and sun glasses). Excludes fine jewelry and timepieces (wristwatches and pocket watches).

4

: The Highest Quality Business Model in Online Ultra-luxury II MyTheresa Is Focused on the Ultra-luxury Segment… … Thanks to the Most Attractive Portfolio in the Market Mainstream Assortment Focus Highly Curated Unique Offering of Exclusive Products and Experiences… … With Consistent Praise and Admiration for its Curation “A great evening, chic, parisian, with amazing energy and respect to our brand.” "A massive thank you to you and your fantastic team for making last evening such a success.” "MyTheresa has always been super supportive from the beginning, so teaming up with the team on projects always feels natural.” Virgil Abloh, December 2018 Olivier Rousteing, November 2018 Tory Burch, April 2019 5 Source: Company Information. Premium Fashion Segment Ultra-Lux 33 Exclusive Capsules, Events & Campaigns in the Last 18 Months +

III

MYTHERESA: Significant Opportunity to Continue to Capture Market Share Across Geographies and Categories

Group Revenue (€ in millions)


CAGR
28.5%
€183
€245
€303
2016A
2017A
2018A

Group Reported EBITDA (€ in millions)


Margin
7.5%
6.0%
5.3%
€14
€15
€16
2016A
2017A
2018A

Opportunities

Higher US & China Penetration	• MyTheresa has grown significantly in the US and China already, yet penetration of the two largest luxury fashion markets is still at early stages • Huge potential for further growth in the core women's business through higher allocation of marketing budget
Further Growth in Other Existing Markets	• Leverage of the existing clientele in Europe and mature markets • Additional growth from regions such as Middle East and South Korea
Launch of Kids' in Jan-19	• Inventory already purchased and pre-launched Kidswear ahead of competitors with 30 brand partners • Significant potential for cross-synergies with Women's customer base
Launch of Men's in FY2020	• Untapped enormous market, particularly in Asia • Ability to leverage existing brands relationships to boost growth at start • MyTheresa's vendors and customers are already indicating a strong demand for a Mens' offer
Launch of Other Untapped Potential	• Additional personal shoppers to better cover VICs • Better use of data • Pop-up locations around the globe • Further adjacencies (e.g. luxury homewear, athletic gear, experiences)

Source: Company information.
Note: Numbers represent Group Net Revenue and EBITDA (€m, June YE).

6

: A Truly Global Business of Scale Poised for Further International Expansion III Munich, Germany Continental Europe North America Asia Pacific Other Countries • Scale in Continental Europe is a key asset vis-a-vis our brand partners • Goal to make the US the largest single market for luxury goods globally • Strong early successes in South Korea and Greater China so far • MIE and RoW are both attractive high-end markets still in the nascent stages of their online journeys in luxury fashion Central Warehouse Support Centre 7 Source: Company Information. Website available in 8 languages 600 employees from over 55 different countries ~98% of orders delivered on-time 24 – 48 hrs delivery to USA Next day delivery within Europe All countries serviced by a 384k sqft. facility in Munich, Germany Shipped to 140 countries

MYTHERESA: Highly Experienced Management Team with Exceptional Industry Relationships



Michael Kliger
CEO

- Joined MyTheresa in 2015
- More than a decade of retail experience including Vice President International of eBay



Dr. Martin Beer
Chief Financial Officer

- Joined MyTheresa in 2019
- 8+ years CFO experience in fast growth B2C/B eCommerce companies



Sebastian Dietzmann
Chief Operating Officer

- Joined MyTheresa in 2015
- Previously Senior Director / Head of eCommerce Services International at eBay



Isabel May
Chief Customer Experience Officer

- Joined MyTheresa in 2015
- 6 years at Swarovski as VP of Strategy & Corporate Communication



Phillipp Barthold
Chief Technology Officer

- Joined MyTheresa in 2018
- Previously at eBay and Magento Commerce



Gareth Locke
Chief Growth Officer

- Joined MyTheresa in 2016
- Previously Head of Marketing at Zooplus



Richard Johnson
Chief Commercial Officer

- Joined MyTheresa in 2017
- Commercial Director of MatchesFashion for 2 years

+ A STRONG BENCH OF MID-LINE MANAGEMENT

Source: Company Information.

8

[LOGO]

DISCLAIMER This presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of Neiman Marcus Group LTD LLC (collectively with Mariposa Luxembourg I S.a.r.l. and their affiliates, the “Company”). By accepting this document, the recipient expressly agrees: (i) to maintain the confidentiality of the material and information herein and (ii) to abide by the other conditions and caveats set forth below. Recipient also agrees that it will use any such material and information in accordance with its compliance policies, contractual obligations (including existing non-disclosure agreements) and applicable law, including federal and state securities laws. The information herein has been prepared by Lazard Frères & Co. LLC (“Lazard”) and Moelis & Company (“Moelis”, and together with Lazard, "we" or "us") based upon information supplied by the Company or publicly available information. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, or any other entity, or concerning solvency or fair value of the Company or any other entity. The information set forth herein i s based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of the Company, its directors, officers, shareholders, advisors, employees or agents, nor any other person (including any member of Ares Management LLC and the Canada Pension Plan Investment Board or their respective affiliates) accepts any liability, including, without li mitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation. The information contained in this presentation is for information purposes only. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without takin g into account the investment objectives, financial situation or particular needs of any particular person. Each recipient of this information acknowledges and agrees that it is going to perform its own investigation regarding any credit decision and affirmatively disclaims reliance on any information, representation or warranties other than those specifically set forth in the relevant credit agreements. This presentation includes “forward-looking statements” that reflect the Company’s current views and information currently available. This information is, where applicable, based on assumptions and analysis that the Company believes, as of the date hereof, provide a reasonable basis for the data contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, "project", “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding the Company’s plans, strategies, objectives, targets and projected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of the Company and its officers, employees, agents or associates. Actual results, performance or achievements co uld differ materially from, and may materially alter, any projections and forward-looking statements and the assumptions on which those forward statements are based. You should understand that these statements are not guarantees of future performance or results and readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, or (2) the date o f such information, in the case of information from persons other than the Company. The Company undertakes no duty to update or revise the information contained herein, publicl y or otherwise. Forecasts and estimates regarding the Company’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Forecasts, projections and other forward looking information are inherently uncertain and subject to numerous variables and assumptions, many of which are outside of the control of the Company and its representatives. Accordingly, none of the Company or any other person makes any representation, warranty or guarantee with respect to such forecasts or projections or any other information provided her ein. Certain market data information in this presentation is based on management’s estimates. The Company obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. The Company believes its estimates to be reasonably accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which the Company obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. 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CONFIDENTIAL DRAFT SUBJECT TO FRE 408 Final Company Proposal (02.28.19) 1 Inclusive of Term Loan Lenders that are members of the ad hoc committee of Unsecured Noteholders 2 Inclusive of Term Loan Lenders that are members of the ad hoc committee of Unsecured Noteholders Amended Term Loan Issuer(s) •Neiman Marcus Group LTD LLC •Co-issued by The Neiman Marcus Group LLC and one of its subsidiaries Consent Fee •125 bps paid in cash to participating Term Loan Lenders1 (calculated on a post-paydown basis) who agree to extend their non-disclosure agreements to March 12, 2019 and execute the restructuring support agreement (the “RSA”) with respect to the A&E Transaction (defined below), which fee shall be earned upon the extension and payable only upon the closing of the amendment and extension transaction (the “A&E Transaction”). Existing defaults (if any) to be permanently waived at closing of the A&E Transaction. •25 bps paid in cash to participating Term Loan Lenders 2 (calculated on a post-paydown basis) who execute (or execute a joinder to) the RSA within five days of announcement of the execution of the RSA with respect to the A&E Transaction, payable upon the closing of the A&E Transaction Paydown •$550 million par paydown to consenting / extending Term Loan Lenders funded by New Second Lien Notes (the “Term Loan Paydown”) – A subset of Term Loan Lenders agrees to collectively waive their pro rata share of the Term Loan Paydown in an amount equal to $25 million in the aggregate (the “Waived Term Loan Paydown”), provided that such subset is entitled to receive, up to an amount not to exceed the Waived Term Loan Paydown, (i) a Term Loan Paydown equal to any amount of Term Loan Paydown that a non-consenting Term Loan Lender would have otherwise been entitled to had such Term Loan Lender consented to the A&E Transaction and (ii) a Term Loan Paydown equal to the difference, if any, between (A) the maximum amount of Second Lien Backstop Fees (as defined below) plus Unsecured Noteholder Consent Fees (as defined below) payable under the terms herein and (B) the amount of Second Lien Backstop Fees plus Unsecured Noteholder Consent Fees ultimately paid at the closing of the A&E Transaction •Issuer has option to propose up to $250 million of additional par paydown from real estate transactions post-close subject to majority (50.1%) Term Lender vote Coupon •Extending Term Loan Lenders have the option to extend into one of two tranches (or a combination of both) of Term Loans with either (i) L + 600 bps cash (1.5% LIBOR floor) or (ii) L+550 bps cash (1.5% LIBOR floor) / 100 bps PIK –Term Loan tranches to be subject to minimum aggregate principal amount of $[500] million •150 bps amortization per annum (calculated on a post-paydown basis) Maturity •October 2023 (springer inside of $150 million of Unsecured Notes) Call Protection •NC1, 102, 101 hard-call – Call protection triggered upon bankruptcy / acceleration, make-whole discounted at T+50 Collateral •First lien on all domestic assets, including all domestic e-commerce intellectual property and all other intellectual property, but excluding $200 million of currently unencumbered collateral value used to support Unsecured Notes and/or Second Lien Notes (the “PropCo Assets”); Structural seniority to be provided for as to leaseholds and other assets which cannot be pledged (other than PropCo Assets). – Specific PropCo Assets to be agreed – Term Loan Lenders to have a call right to repurchase the PropCo Assets for $200 million upon an event of default (secured claim in respect of PropCo Assets to be capped at $200 million)

CONFIDENTIAL DRAFT SUBJECT TO FRE 408 3 Assumes the ABL accepts a fourth lien on the Term Loan priority collateral. 4 Removed upon execution of the RSA. •Second lien on ABL collateral •Third lien on PropCo Assets Other Covenants •Elimination of unrestricted and immaterial subsidiaries •Covenants: – (i) Elimination of $650 million incremental first lien debt basket and Qualified Receivables Subsidiary debt/lien baskets; – (ii) $100 million incremental ABL/FILO capacity (relative to existing committed ABL (i.e., ABL basket capacity of $1.0 billion)); – (iii) $300 million aggregate permitted acquisitions basket, provided that (1) no individual permitted acquisition transaction can exceed $150 million, (2) no permitted acquisition transactions if pro forma ABL availability would be less than $300 million, and (3) acquisitions that arise from the use of the $300 million permitted acquisition basket will become the collateral or guarantor of the amended Term Loan, including any acquisition of foreign assets (it being understood that the foregoing will not preclude the Company from consummating an acquisition where the Company owns less than 100% of the equity of the target, so long as Company pledges 100% of the equity in the target that the Company owns (and in such case, the target will not be a guarantor and its assets will not be subject to liens)); – (iv) Elimination of reinvestment rights with asset sale proceeds; – (v) Among other provisions on holdouts to be mutually agreed, prohibition on cash interest greater than exchange offer terms; and – (vi) Other baskets and covenants to be substantially restricted (other than as necessary for current operational necessities of the business) including, without limitation, (A) limitations related to dealings with MyTheresa to be agreed and (B) limitations on dividends or repurchases of equity. •Documentation and covenants to be reasonably acceptable to the Steering Committee of Term Loan Lenders and the Company Other New Second Lien Notes •Issuer: Neiman Marcus Group LTD LLC – Co-issued by The Neiman Marcus Group LLC and one of its subsidiaries •Principal: $550 million •Maturity: April 2024 (6 months after the Amended Term Loan maturity) •Rate: 8% cash / 6% PIK •OID: 3.0% •Collateral: A second lien on Term Loan collateral (with structural seniority, behind the Term Loan. as to leaseholds and other assets which cannot be pledged), a third lien on ABL collateral3, a partial guarantee from MyTheresa of $200 million and a second lien on the PropCo Assets •Call Protection: NC2, 107, 100 •Covenants: Consistent with the Term Loan, with adjustments appropriate for Notes. •Backstop: – To be fully committed other than customary closing conditions, with all investment committee approvals by signing of the RSA – Ability to market New Second Lien Notes to third parties on the same or better terms for the Company and no worse terms for New Third Lien Notes –Sponsors backstop $100 million (subject to investment committee approval) 4; ad hoc committee of Unsecured Noteholders backstop $450 million, with backstop obligations assignable by any member of the ad hoc committee of Unsecured Noteholders to its own affiliated managed funds or accounts

CONFIDENTIAL DRAFT SUBJECT TO FRE 408 –5% backstop fee (the “Second Lien Backstop Fee”) to be earned upon execution of backstop agreement and payable in cash upon closing of the A&E Transaction •No difference in terms for backstop commitment by Sponsor or New Second Lien Notes held by Sponsors, if any •Documentation and covenants to be reasonably acceptable to the ad hoc committee of Unsecured Noteholders and the Company Unsecured Notes •Unsecured Notes exchange: – (i) $250 million of their Unsecured Notes at par into $250 million of MyTheresa Preferred Equity (10% cumulative) •Corporate governance, shareholder agreement restrictions and negative covenants to preserve waterfall (e.g., covenants restricting dividends, debt incurrence, liens, investments and restricted payments), financial reporting, all as reasonably acceptable to the ad hoc committee of Unsecured Noteholders •Preferred Equity to be DTC eligible if practicable –(ii) the balance of their holdings at par into •(A) New Third Lien Notes plus •(B) a first lien on the PropCo Assets plus •(C) a first lien on 50% of the MyTheresa Common Equity •100 bps paid in cash to participating Unsecured Noteholders (calculated on a pre-exchange basis) who execute (or execute a joinder to) the RSA within 10 days of announcement of the execution of the RSA, earned upon execution of such RSA and payable upon the closing of the A&E Transaction (the “Unsecured Noteholder Consent Fee”) •MyTheresa payment waterfall: – First: Reserve for $200 million Second Lien Notes guarantee. If Second Lien Notes do not utilize guarantee, unutilized amount flows through second and third levels of waterfall, as needed, before being released to Common Equity – Second: $250 million 10% Cumulative Preferred Equity for exchanging Unsecured Noteholders – Third: $250 million 10% Cumulative Preferred Equity for Sponsors – Fourth: Common Equity •100% of the proceeds from the Unsecured Noteholders’ share of the Common Equity used to pay down the Third Lien Notes at par New Third Lien Notes •Issuer: Neiman Marcus Group LTD LLC •Co-issued by The Neiman Marcus Group LLC and one of its subsidiaries •Maturity: October 2024 •Covenant Improvement: Based on New Second Lien Notes covenants. •Collateral: A first lien on the PropCo Assets, a third lien on Term Loan collateral, and a fourth lien on ABL collateral (with structural seniority, behind the New Second Lien Notes, as to leaseholds and other assets which cannot be pledged) •Covenants stripped from Existing Unsecured Notes indentures •All other terms identical to existing Unsecured Notes •Documentation and covenants to be reasonably acceptable to the ad hoc committee of Unsecured Noteholders and the Company Other •Transaction contingent on an agreed participation level of Term Loans and Unsecured Notes •All participating creditors would acknowledge / agree to the prior distribution of MyTheresa •The Neiman Marcus Group LLC and one of its subsidiaries to be added as a co-issuers to the Existing Unsecured Notes •Term Sheet conditioned upon extensions by March 1, 2019 of NDAs through March 12, 2019